Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net Realized and Unrealized Gain (Loss) Recognized on Statement of Comprehensive Income / (Loss) (Table) (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Derivative
Total	$ 5,690	$ 3,448	$ (1,926)
Interest and finance costs, net
Derivative
Interest rate swaps	0	(47)	(24)
Bunker swaps	5,903	2,586	(1,206)
Bunker put options	0	0	564
Bunker call options	$ (213)	$ 909	$ (1,260)